Exhibit 99.1

Morgan Stanley MLP and
Diversified Natural Gas Corporate
Access Day
March 7, 2012
NASDAQ: CPNO

Disclaimer
This presentation includes “forward-looking statements,” as defined in the federal securities laws. Statements that address activities or events that Copano believes will or may occur in the future are forward-looking statements. These statements include, but are not limited to, statements about future producer activity and Copano’s total distributable cash flow and distribution coverage. These statements are based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors management believes are reasonable.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following risks and uncertainties, many of which are beyond Copano’s control: the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to continue to obtain new sources of natural gas supply and retain its key customers; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production, producers’ ability to drill and successfully complete and attach new natural gas supplies and the availability of downstream transportation systems and other facilities for natural gas and NGLs; mechanical failures and other operational risks affecting the performance of Copano’s processing plants and other facilities, higher construction costs or project delays due to inflation, limited availability of required resources, or the effects of environmental, legal or other uncertainties; general economic conditions; the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in Copano’s quarterly and annual reports filed with the Securities and Exchange
Commission.

Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano
Independent midstream company founded in 1992
 • Producer focused
 • Entrepreneurial approach
 • Focus on long-term accretive growth
 • Publicly traded LLC
 - No general partner or incentive distribution rights
 - Tax benefits similar to MLPs, but with corporate governance of a C-corp
Service throughput volumes approximate 1,950,000 MMBtu/d of natural gas(1)
Over 7,000 miles of active pipelines
10 natural gas processing plants with over 1.2 Bcf/d of combined processing capacity
One NGL fractionation facility with total capacity of 44,000 Bbls/d
(1) Based on 4Q 2011 results. Includes unconsolidated affiliates.

Powder River Basin Niobrara
Wyoming
South Dakota
Minnesota
Wisconsin
Nebraska
Iowa
Colorado
Kansas
Missouri
Mississippi Lime
Oklahoma
Arkansas
Woodford Shale
New Mexico
North Barnett Shale Combo
Texas
Louisiana
Eagle Ford Shale
Legend
Copano Pipelines
Kinder Morgan
Copano Assets

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Area of Operations
Operating segments
 • Texas
 • Oklahoma
 • Rocky Mountains
Copano currently has assets in five
U.S. resource plays
 • Eagle Ford Shale
 • North Barnett Shale Combo
 • Woodford Shale
 • Mississippi Lime
 • Powder River Basin Niobrara

Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions
Agenda
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions

Legend
Dry Gas
Rich Gas
Oil Area
CPNO Houston Central Plant and Fractionation
CPNO Compressor Station
CPNO DK Extension
CPNO DK Pipeline
CPNO Fashing System
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
DK Pipeline
DK Extension
JV Crossover Pipeline
Under Construction

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DK Pipeline - Northern Eagle Ford Shale
100% Copano-owned project
Key producer contracts signed
 • Volume commitments for
 approximately 120,000 MMBtu/d
 • Additional acreage dedication from
 approximately 135,000 gross acres
Pipeline capacity of 350 MMcf/d
Extension from DeWitt County to
Houston Central placed into service
December 2011

Legend
Legend
DK Pipeline
DK Extension
DK SW Extension
Under Construction

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DK Pipeline Southwest Extension
Further extend DK pipeline by adding
approximately 65 miles of 24” pipeline
southwest into McMullen County
 • Provides access to significant new
 Eagle Ford Shale volumes
 • Ties additional existing Copano
 gathering systems directly to Houston
 Central complex
 • Supported by new, long-term volume
 commitment from Petrohawk Energy
Expect to begin service in the first half
of 2013
Estimated capital investment of
approximately $120 million

Legend
Oil Area
Rich Gas
Dry Gas
CPNO
Houston Central Plant
and Fractionation
DK
Pipeline
DK SW
Extension
EFG
JV Pipeline
KM Freer
Compressor
Station
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
EFG JV Pipeline
DK Pipeline
JV Crossover Pipeline
Under Construction

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Southern Eagle Ford Shale
Eagle Ford Gathering (EFG)
 • 50/50 JV with Kinder Morgan
EFG mainline
 • Copano constructed and operates
 • Placed into full service December 1,
 2011
 • Long-term, fee-based contracts with
 volume commitments for 637,500
 MMBtu/d
 - Compression may be added at a
 net cost of $14.2 million to increase
 pipeline capacity

Legend
Oil Area
Rich Gas
Dry Gas
CPNO
Houston Central Plant
and Fractionation
CPNO
DK Pipeline
KM Kenedy
Compressor
Station
EFC
Compressor
Station
DK SW
Extension
Williams/Markham
100 MMcf/d
Processing Agreement
24"
EFG JV
Crossover
Formosa
Point Comfort Complex
175 MMcf/d Processing
Fractionation & NGL Sales
30"
EFG
JV Pipeline
KM Freer
Compressor
Station
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
EFG JV Pipeline
DK Pipeline
Liberty NGL Pipeline
JV Crossover Pipeline
Kinder to Formosa Plant
Williams Delivery Lateral
KM Tejas Pipeline
Under Construction

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EFG Crossover
24-inch pipeline connecting two
Kinder Morgan 30” pipelines
 • Provides EFG access to Williams
 Markham and Formosa processing
Long-term contracts with Williams
Partners and Formosa
 • Williams Partners’ Markham - 100
 MMcf/d processing and associated
 fractionation
 • Formosa - ultimately will provide up to
 175 MMcf/d of processing,
 fractionation and product sales
Began deliveries to Markham plant
October 2011
Expect to begin initial deliveries to
Formosa March 2012

Houston Central Complex
Fractionation expansion
 • Fractionation expansion from 22,000
 Bbls/d to 44,000 Bbls/d placed in-service
 in November 2011
 • Ethane and propane delivered and sold
 to Dow through Copano purity pipelines
 under long-term contracts
Cryo plant upgrade ongoing
 • Working through startup issues
 • Currently estimated to start up in March

Houston Central Complex
Processing expansion
 • Adding 400 MMcf/d of cryogenic processing
 • Expected to be in-service 1Q 2013
Long-term fractionation and product sales agreement with Formosa
 • Currently entitled to up to 7,000 Bbls/d
 • Upon completion of Formosa’s fractionation expansion in 1Q 2013, will have up to 37,500
 Bbls/d of firm capacity for a 15-year term

Legend
Oil Area
Rich Gas
Dry Gas
Sheridan NGL Line
KS Propane Line
Liberty NGL Pipeline
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
Liberty NGL Pipeline
Markham NGL Lateral
KM Rich Gas Pipeline
WMS to Liberty NGL

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Liberty NGL Pipeline
NGL pipeline extending from the
Houston Central complex to Formosa
 • NGLs delivered to Formosa for
 fractionation and purchase
 • Total capacity of 75,000 Bbls/d
 • Copano constructed and operates through
 50/50 JV with Energy Transfer
 • Placed into full service September 2011
Access to Formosa’s NGL storage
capacity at Markham
 • Firm storage capacity beginning 2Q 2013

Legend
Double Eagle Pipeline System
Corpus Christi

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Double Eagle Condensate Pipeline Joint Venture
50/50 JV with Magellan
 • Construct 140-mile condensate gathering system
 - Copano will construct and operate
 • Utilizes Copano’s existing 14” Copano Goebel
 pipeline and dual-line rights of way
 • 100,000 Bbls/d of nominal capacity
 • Tie into existing and expanded Magellan storage
 and loading docks at the Port of Corpus Christi
 • Pipeline from Three Rivers to Corpus Christi
 expected to begin service as early as 1Q 2013;
 remaining assets 2Q 2013
Executed long-term, fee-based contracts with
Talisman and Statoil
Estimated capital investment of approximately
$100 million (includes Copano’s net JV costs
and costs to convert Goebel pipeline)

Eagle Ford Shale Expansion Projects & Related Agreements

($ in millions)

	Pipeline Capacity [1]	Processing Capacity	Fractionation Capacity	Est. Capital Investment [2]	Expected In-Service Date
<u>Houston Central Complex</u>					
Processing	-	1,100,000 Mcf/d	-	$145.0	1Q 2013
Fractionation	-	-	44,000 Bbls/d	$42.0	In-Service
Cryo upgrade	-	-	-	$21.0	1Q 2012
Formosa Fractionation Agreement	-	-	37,500 Bbls/d	-	-
DK Pipeline	350,000 Mcf/d	-	-	$148.0	In-Service
DK Southwest Extension	[3]	-	-	$120.0	1H 2013
<u>Eagle Ford Gathering Joint Venture</u>					
Gathering pipeline	325,000 Mcf/d	-	-	$76.0	In-Service
Crossover pipeline to Formosa	275,000 Mcf/d	-	-	$50.0	In-Service
Crossover extension to Williams Partners	[4]	-	-	$13.5	In-Service
Formosa Processing & Frac Agreement	-	175,000 Mcf/d	17,000 Bbls/d [5]	-	-
Williams Partners Processing Agreement	-	100,000 Mcf/d	[6]	-	-
Liberty NGL Pipeline Joint Venture	75,000 Bbls/d	-	-	$30.0	In-Service
Double Eagle Joint Venture [7]	100,000 Bbls/d	-	-	$100.0	2Q 2013

(1) Nominal capacity.
(2) Joint venture capital investments are shown as net to Copano.
(3) Pipeline capacity included with DK Pipeline.
(4) Pipeline capacity included with initial crossover project.
(5) Capacity assumes 1,200 Btu gas with 4.5 GPM NGL content.
(6) Agreement includes fractionation at third-party facility.
(7) Capital investment includes Copano's net JV costs and costs to convert Goebel pipeline.

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Summary of Eagle Ford Shale Infrastructure
Total capital investment of over $750 million since 2010
 •  Approximately $375 million already completed and in service
In excess of 1 Bcf/d of pipeline and processing capacity
Greater than 100,000 Bbls/d of fractionation capacity
Access to multiple markets for residue gas and NGLs

Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions
Business Segment Outlook
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions

Texas Recent Developments
Saint Jo system - north Barnett Shale
Combo
 • Plant fully committed under long-term,
 fee-based contracts
 • Plant running at or near capacity
 • Increasing treating capacity at Saint Jo
 plant
 - Will allow plant to increase inlet volumes
 from 92 MMcf/d to 105 MMcf/d
 - Expected in-service March 2012
 - Capital investment of $12 million
 • Southeast extension of Saint Jo
 gathering system
 - Gathering incremental to current processed
 volume at Saint Jo
 - Expect initial service beginning July 2012
 - Capital investment of $12.5 million
 (includes pipe and compression)

Texas Recent Developments
Eagle Ford Shale
 • Copano’s total Eagle Ford Shale volumes (including Eagle Ford Gathering volumes) have been averaging approximately 400,000 MMBtu/d
 • Recently announced Double Eagle condensate pipeline joint venture and southwest extension of DK pipeline
 - Approximately $320 million capital investment
 - Expect capital to be invested at 5x multiple
Lake Charles plant
 • Processed volumes approximate 125 MMcf/d
 - Currently running on an opportunistic basis
 - At current pricing, anticipated monthly net gross margin of approximately $500K -
 $750K

Texas Outlook
Saint Jo system
 • Copano’s largest producer continues an active drilling program in the area
 • Leasing activity continues
Eagle Ford Shale
 • Approximately 225 rigs currently running in the Eagle Ford Shale
 • Expect to see continued volume increases on both wholly owned and joint venture assets for the balance of 2012 and beyond
Expect segment gross margin in 1Q 2012 to be lower by $5 - $8 million compared to 4Q 2011 due to operational issues related to the startup of new cryogenic tower at Houston Central

Oklahoma Recent Developments
Woodford Shale
 • Volumes on the Cyclone Mountain system up in 1Q 2012 from 4Q 2011
 • Treating and compression capacity expansion ongoing
Mississippi Lime
 • Drilling near Copano infrastructure continues to be active
 • Expanding Osage system gathering footprint by installing approximately 17 miles of 12”
 pipe to provide additional gathering and processing services to Mississippi Lime producers
 • Evaluating several other gathering and processing projects to accommodate anticipated growth from this play

Oklahoma Outlook
Rich gas (primarily Hunton dewatering and Mississippi Lime)
 • Drilling activity increased in 1Q 2012 compared to 4Q 2011
 • 5 rigs running in the Hunton, 3 rigs in the Mississippi Lime and 10 rigs in other rich gas areas
 • Attractive processing upgrade and low geologic risk
Lean gas (primarily Woodford Shale)
 • Drilling activity remains steady in 1Q 2012 compared to 4Q 2011; however, a slow down in activity will likely occur for the remainder of 2012 due to low gas prices
 • 5 wells currently being completed
 • No active rigs
Expect gross margin to be flat to slightly lower in 1Q 2012 compared to 4Q
2011 due to lower commodity prices, offset by production growth in the
Woodford Shale and continued development in the Mississippi Lime

Rocky Mountains Outlook
Drilling and dewatering activity will be driven by commodity prices and producer economics
 • 1Q 2012 volumes for Bighorn expected to be lower compared to 4Q 2011
 • 1Q 2012 volumes for Fort Union expected to be higher compared to 4Q 2011 due to volumes diverted by producers from Bison pipeline to Fort Union in order to capture better pricing at Cheyenne Hub
 • 1Q 2012 Adjusted EBITDA expected to be lower compared to 4Q 2011

2012 Guidance
1Q 2012 total distributable cash flow expected to be lower by $11 - $13 million compared to 4Q 2011 due primarily to:
 • Operational issues affecting startup of new cryogenic tower at Houston Central
 • Lower distributions received from Eagle Ford Gathering joint venture
 • Lower commodity prices in Oklahoma segment
For 2012, Copano expects expenses to be slightly higher this year to support recent and upcoming growth
 • G&A: between $53 and $57 million - increased personnel and benefits costs
 • O&M: between $76 and $80 million - expanded operations related to new Eagle
 Ford Shale, north Barnett Shale Combo and Woodford Shale assets, and full year of operations at Lake Charles and Harrah plants
 • Interest expense: between $63 and $67 million - higher level of borrowings related to capital expansion projects
 • Maintenance capital expenditures: between $12 and $14 million

Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions
Financing and Commodity Price Sensitivity
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions

Recent Equity and Debt Offerings
January 2012 equity offering
 • Issued 5,750,000 common units (includes greenshoe)
 • Base offering upsized by 500,000 units
 • Approximately $187.5 million in net proceeds (including greenshoe)
 • Proceeds used to reduce revolver borrowings, which ultimately will fund expansion capex
 • Enhances balance sheet and liquidity available to fund expansion capex
February 2012 senior notes offering
 • $150 million add-on to existing 7.125% senior notes
 • Price to investors of 102.25%, for a yield to worst of 6.721%
 • Proceeds used to reduce revolver borrowings, which ultimately will fund expansion capex
 • Replaces secured debt with longer-term, unsecured debt

Pro Forma Capitalization					
	As of December 31, 2011				
	Actual	Adj.	As Adjusted [1]	Adj.	As Further Adjusted [2]
			($ in millions)		
Cash	$57.0		$57.0		$57.0
Long-Term Debt:					
Revolving Credit Facility	$385.0	($187.5)	$197.5	($150.1)	$47.4
7.750% Senior Unsecured Notes due 2018	249.5		249.5		249.5
7.125% Senior Unsecured Notes due 2021	360.0		360.0	153.4 [3]	513.4
Total Senior Notes	$609.5		$609.5		$762.9
Total Long-Term Debt	$994.5		$807.0		$810.3
Members' Capital	871.9	187.5	1,059.5		1,059.5
Total Capitalization	$1,866.4		$1,866.4		$1,869.8

(1) On an as adjusted basis to give effect to our offering of 5,750,000 common units on January 19, 2012.
(2) On an as further adjusted basis to give effect to our issuance of 7.125% Senior Notes on February 2, 2012.
(3) The $150.0 million principal amount of the notes offered are recorded at a premium of $3.375 million, which will be amortized over the life of the notes.

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Liquidity and Capitalization
Recent equity and debt financings fund current planned 2012 expansion capital expenditures
Pro forma for recent equity and debt offerings, total available liquidity of over
$400 million

Shifting Contract Mix
Continued shift towards a more fee-based mix
 • Eagle Ford Shale and north Barnett Shale Combo volume growth are key drivers
Contract Mix as a % of Gross Margin
	1Q 2010	3Q 2011	4Q 2011
Fee-based	27%	43%	47%

Percentage-of- proceeds	39%	31%	27%
Keep- whole/Other	36%	36%	41%
Net hedging	-2%	-10%	-15%
Net commodity exposed	73%	57%	53%
Note: Includes Copano’s share of gross margin from unconsolidated affiliates. Approximate percentages based on Copano internal financial planning models.

- Average contract term of 8.8 years

900
800
700
600
500
400
300
200
100
0
BBtu/d
2Q 2011
3Q 2011
4Q 2011
Est. 1Q 2012 to date
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
Actual Eagle Ford Shale Volumes
Producer Commitments (2)
MDQ (Maximum Daily Quantity)

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Long-term Eagle Ford Shale Contracts(1)
Eagle Ford Shale will drive near-term growth in fee-based volumes
(1) Includes 100% of volumes under Eagle Ford Gathering contracts.
(2) Excludes substantial, long-term acreage dedication from GeoSouthern in northern Eagle Ford Shale.

Copano's capital investments in the Eagle Ford Shale could reach $1 billion in 2013

Expansion Capital Expenditures
$450
$400
$350
$300
$250
$200
$150
$100
$50
-
$ in millions
2008
2009
2010
2011
2012P

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Expansion Capital Expenditures
2011 expansion capital projects expected to contribute $45 - $55 million incremental DCF in 2012 and an additional $35 - $45 million in 2013
 • Expect volumes related to 2011 expansion capital expenditures to peak in the 2014 -
 2015 timeframe
Board approved 2012 expansion capex of approximately $400 million

Hedging Strategy
Continued shift towards a more fee-based contract mix
 • Reliance on hedging will decrease as contract mix changes over time
2012 hedged near policy limits for all products except ethane
 • Approximately 90% of propane, butane, natural gasoline and condensate exposure hedged
 • Approximately 40% of ethane exposure hedged
2013 hedging positions continue to be added
 • Between 60% and 80% of butane, natural gasoline and condensate exposure hedged
 • Approximately 65% of propane exposure hedged
 • No ethane hedges for 2013

Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions
Conclusions
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions

Conclusions - Executing Our Strategy
To build a more diversified midstream company with scale and stability of cash flows, above-average returns on invested capital and “investment-grade quality”
distributions
 • Eagle Ford growth strategy on track
 - Projects completed have been on time and on budget
 - Cryo upgrade delayed until operational startup issue resolved
 • Fractionation expansion completed and in service
 • Recently announced Double Eagle condensate pipeline joint venture and southwest extension of DK pipeline further diversifies our services and adds scale
 • Continued shift towards volume-commitment, fee-based contracts; many with producer deficiency fees
 • Approximately $380 million of expansion capital invested in 2011; $400 million expected in 2012
 • Expansion capital being invested at 5x multiple or better
 • Improving coverage and distribution growth expected in 2012

Appendix

Oklahoma Assets
OKLAHOMA

Legend
COPANO
South Texas Assets

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South Texas Assets
TEXAS

Legend
North Texas Assets
COPANO

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North Texas Assets
TEXAS

Dead Horse
Glenrock
Casper
Converse
Weston
Natrona
Albany
Platte
Goshen
Cheyenne
Fort Collins
Legend
Rocky Mountains
Assets
COPANO

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Rocky Mountains Assets
WYOMING

Quarterly Segment Gross Margins[1] plus 4Q 2011 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4Q 2011	-25%	-50%
Natural Gas Prices	+25%	$77,034	$71,551	$67,442	$71,819
	4Q 2011	$76,885	$71,402	$68,174	$71,694
	-25%	$76,736	$71,254	$68,026	$71,569
	-50%	$76,587	$71,105	$67,877	$72,087

Full Recovery

Texas Full Recovery and Oklahoma Ethane Rejection

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Commodity-Related Margin Sensitivities
Matrix reflects 4Q 2011 wellhead and plant inlet volumes, adjusted using
Copano’s 2011 planning model
(1) Consists of Texas and Oklahoma Segment gross margins.

4Q 2011[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	1,463	155
Propane	916	771
Isobutane	232	232
N. Butane	273	273
N. Gasoline	322	322
Condensate [3]	494	494
MMBtu/d		
Natural Gas	(9,644)	(7,650)

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Texas Net Commodity Exposure
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models. Based on 4Q 2011 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central complex permits significant reductions in ethane recoveries in ethane rejection mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central complex, pentanes+ may be sold as condensate.

Quarterly Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	4Q 2011	-25%	-50%
Natural Gas Prices	+25%	$52,647	$47,396	$42,144	$36,893
	4Q 2011	$54,003	$48,751	$43,500	$38,248
	-25%	$55,358	$50,106	$44,855	$39,604
	-50%	$56,713	$51,462	$46,210	$40,959

Full Recovery

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Texas Commodity Price Sensitivities
Texas segment gross margins excluding hedge settlements
 • Matrix reflects 4Q 2011 volumes and operating conditions, adjusted using Copano’s
 2011 planning model
Note: Please see this Appendix for definitions of processing modes and additional details.

4Q 2011[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	1,715	1,062
Propane	1,288	1,270
Isobutane	141	141
N. Butane	458	458
N. Gasoline	(510)	(510)
Condensate[3]	1,182	1,182
MMBtu/d		
Natural Gas	19,878	23,816

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Oklahoma Net Commodity Exposure
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

Quarterly Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	4Q 2011	-25%	-50%
Natural Gas Prices	+25%	$29,145	$26,961	$23,895	$21,877
	4Q 2011	$27,641	$25,457	$23,272	$20,397
	-25%	$26,137	$23,953	$21,768	$18,916
	-50%	$24,633	$22,448	$20,264	$18,079

Full Recovery

Ethane Rejection

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Oklahoma Commodity Price Sensitivities
Oklahoma segment gross margins excluding hedge settlements
 • Matrix reflects 4Q 2011 volumes, adjusted using Copano’s 2011 planning model
Note: Please see this Appendix for definitions of processing modes and additional details.

Rocky Mountains Sensitivities
4Q 2011 Adjusted EBITDA volume sensitivity (positive or negative impact)
 • Bighorn: 10,000 MMBtu/d = $248,000(1)
 • Fort Union: 10,000 MMBtu/d = immaterial impact until physical volumes exceed long-term contractual volume commitments
 - 4Q 2011 pipeline throughput: 557,309 MMBtu/d
 - 4Q 2011 revenue based on 790,002 MMBtu/d of volume commitments
Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

2012 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4Q 2011	-25%	-50%
Natural Gas Prices	+25%	$0	$0	$2,630	$11,949
	4Q 2011	$0	$0	$2,630	$11,949
	-25%	$0	$0	$2,630	$11,949
	-50%	$0	$0	$2,630	$11,949

		2013 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4Q 2011	-25%	-50%
Natural Gas Prices	+25%	$0	$188	$3,661	$9,259
	4Q 2011	$0	$188	$3,661	$9,259
	-25%	$0	$188	$3,661	$9,259
	-50%	$0	$188	$3,661	$9,259

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Hedging Impact of Commodity Price Sensitivities
Commodity hedging program supplements cash flow in 2012 through 2013 during less favorable commodity price periods

Processing Modes
Full Recovery
Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs
Ethane Rejection
Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)

- The followingtable presents a reconciliationof the portion of our EBITDA and Adjusted EBITDA attributableto each of oursegments to the GAAP financialmeasure of net income(loss):

	THREE MONTHS ENDED December 31, 2011				
	Texas	Oklahoma	Rocky Mountains	Corporate & Other	Total
			($ in thousands)		
Net income (loss)	$ 30,026	$ 7,203	$ 2,880	$ (32,856)	$ 7,253
Add: Depreciation and Amortization	8,222	8,702	765	324	18,013
Interest and other financing costs	-	-	-	12,737	12,737
Provision for income taxes	71	-	-	270	341
EBITDA	$ 38,319	$ 15,905	$ 3,645	$ (19,525)	$ 38,344
Add: Amortization of commodity derivative options	-	-	-	7,448	7,448
Distributions from unconsolidated affiliates	8,692	626	5,824	-	15,142
Equity-based compensation	1,035	984	171	1,891	4,081
Equity in (earnings) loss from unconsolidated affiliates	(9,154)	(393)	(3,710)	-	(13,257)
Unrealized loss(gain) from commodity risk management activities	-	-	-	2,145	2,145
Impairment	3,409	-	-	-	3,409
Other non-cash operating items	478	(367)	-	279	390
Adjusted EBITDA	$ 42,779	$ 16,755	$ 5,930	$ (7,762)	$ 57,702

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Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA
 • Commencing with the second quarter of 2011, we revised our calculation of adjusted EBITDA to more closely resemble that of many of our peers in terms of measuring our ability to generate cash. Our adjusted EBITDA (as revised) equals:
 - net income (loss);
 - plus interest and other financing costs, provision for income taxes, depreciation, amortization and impairment expense, non-cash amortization expense associated with our commodity derivative instruments, distributions from unconsolidated affiliates, loss on refinancing of unsecured debt and equity-based compensation expense;
 - minus equity in earnings (loss) from unconsolidated affiliates and unrealized gains (losses) from commodity risk management activities; and
 - plus or minus other miscellaneous non-cash amounts affecting net income (loss) for the period.
 • In calculating adjusted EBITDA as revised, we no longer add to EBITDA (earnings before interest taxes depreciation and amortization our share of the depreciation, amortization and impairment expense and interest and other financing costs embedded in our equity in earnings (loss) from unconsolidated affiliates; instead we now add to EBITDA (i) our impairment expense, and other non-cash amounts affecting net income (loss) for the period, (ii) non-cash amortization expense associated with our commodity derivative instruments, (iii) loss on refinancing of unsecured debt and (iv) distributions from unconsolidated affiliates.
 • We believe that our revised calculation of adjusted EBITDA is a more effective tool for our management in evaluating our operating performance for several reasons.
 Although our historical method for calculating adjusted EBITDA was useful in assessing the performance of our assets (including our unconsolidated affiliates) without regard to financing methods, capital structure or historical cost basis, the prior calculation was not as useful in evaluating the core performance of our assets and their ability to generate cash because adjustments for a number of non-cash expenses and other non-cash and non-operating items were not reflected in the calculation and the impact of cash distributions from our unconsolidated affiliates was likewise not reflected. We believe that the revised calculation of adjusted EBITDA is more consistent with the method and presentation used by many of our peers and will allow management and analysts to better evaluate our performance relative to our peer companies.
 Also, we believe that the revised calculation more effectively represents what lenders and debt holders, as well as industry analysts and many of our unitholders, have indicated is useful in assessing our core performance and outlook and comparing us to other companies in our industry.